UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2017, the second tranche of the sale of shares of OM Asset Management plc (the "Company") by Old Mutual plc ("OM plc") to HNA Capital US ("HNA"), which we refer to as the "HNA Minority Sale," was consummated. The second tranche comprised a sale of 14.55% of the outstanding ordinary shares of the Company at a price per share of $15.75. After giving effect to the closing of the second tranche of the HNA Minority Sale, HNA beneficially owns 24.95% of the outstanding ordinary shares of the Company and OM plc beneficially owns 5.51% of the outstanding ordinary shares of the Company. In connection with the closing of the second tranche of the HNA Minority Sale, OM plc and OM Group (UK) Ltd. ("OMGUK") assigned to HNA certain of its assignable rights under the Shareholder Agreement, among OM plc, OMGUK and the Company, dated September 29, 2014 (the "Shareholder Agreement"), including the right to designate two directors to the Company's Board of Directors (the "Board of Directors").

Ingrid Johnson, a previous OM plc appointee to the Board of Directors, has resigned from the Board of Directors, effective as of November 10, 2017.

Pursuant to the Shareholder Agreement, HNA will continue to have the right to appoint up to two directors until it ceases to own at least 20% of the Company's outstanding ordinary shares and the right to appoint one director if it owns between 20% and 7% of the Company's outstanding ordinary shares. As previously reported, Dr. Guang Yang, CEO of HNA Capital International, joined the Board of Directors on May 24, 2017.

ITEM 7.01	Regulation FD.

On November 10, 2017, the Company issued a press release announcing the closing of the second tranche of the HNA Minority Sale, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 8.01	Other Events.

Assignment of Certain Rights under the Shareholder Agreement

In addition to assigning its right to designate two directors to the Board of Directors, OM plc and OMGUK have assigned to HNA, effective as of the closing of the second tranche of the HNA Minority Sale, (i) OM plc and OMGUK's rights under the Registration Rights Agreement, dated October 8, 2014, by and among the Company, OM plc and OMGUK in respect of the shares transferred and (ii) certain rights that are assignable pursuant to Section 9.15 of the Shareholder Agreement, which include, without limitation, certain rights to information and anti-dilution protections. These rights do not include the approval rights with respect to certain financial and strategic decisions of the Company previously held by OM plc, which have terminated at the closing of the second tranche of the HNA Minority Sale. For further information on the Shareholder Agreement, refer to the description included in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 3, 2017.

Risk Factor Update

The Company has revised its risk factor disclosure regarding risks related to its ownership structure and investment in its ordinary shares to reflect the certain changes caused by the closing of the second tranche of the HNA Minority Sale, which resulted in the termination of certain governance and operations rights of OM plc and an increase in ownership by HNA.

Risks Related to our Ownership Structure

Our separation from OM plc could have a negative impact on our commercial and regulatory relationships and an adverse effect on our business and results of operations.

The separation from OM plc could adversely impact our relationships with certain of our current or potential business partners and/or regulators as we will no longer be viewed as a part of OM plc’s group of companies. If we no longer are entitled to benefit from the relationship with OM plc, we may not be able to obtain certain services at the same level or obtain the same benefit through new, independent relationships with third-party vendors. Likewise, we may not be able to replace the service and arrangement in a timely manner or on terms and conditions, including cost, as favorable as those we previously have received as a subsidiary of OM plc. Some third parties may re-price, modify or terminate their vendor relationships with us were we no longer a majority-owned subsidiary of OM plc. Additionally, when we are no longer included as part of OM plc’s group for consolidated supervision by the Prudential Regulation Authority, we will become subject to regulation by the Financial Conduct Authority, or FCA, as a result of our FCA regulated subsidiaries and we may become subject to distinct or more onerous requirements with respect to, among other things, compensation practices, risk reporting and/or regulatory capital than those imposed in our current regulatory environment.

In addition, certain of OM plc’s other affiliates have established investment advisory and other investment-advisory related relationships with our Affiliates pursuant to which our Affiliates derive revenue. For the year ended December 31, 2016, OM plc and its subsidiaries (other than the Company and our Affiliates) contributed less than 1% of total gross management fee revenue, including equity-accounted Affiliates.

The risks relating to our separation from OM plc could materialize or evolve at any time and we cannot accurately predict the impact that our separation from OM plc will have on our business and the businesses of our Affiliates, distribution partners, service providers, vendors and other business partners.

OM plc’s separation from us could adversely impact our relationship with our Affiliates and their clients.

On November 10, 2017, OM plc sold an additional 14.55% of our outstanding ordinary shares to HNA Capital US, or HNA, in step two of a two-step transaction, or the HNA Minority Sale, resulting in HNA owning 24.95% of our ordinary shares and OM plc owning 5.51% of our ordinary shares. Our Affiliates are (or have subsidiaries who are) U.S. registered investment advisers. Certain of our Affiliates provide investment advisory services to investment companies registered under the Investment Company Act pursuant to the terms of an investment advisory agreement between the Affiliate and the applicable U.S. registered investment company. Certain of our Affiliates have been retained by U.S. registered investment advisers to certain U.S. registered investment companies to provide investment subadvisory services to U.S. registered investment companies pursuant to the terms of an investment subadvisory agreement between the Affiliate and the relevant U.S. registered investment adviser. Each of these investment advisory and subadvisory agreements provides for its automatic termination in the event of its “assignment,” as defined in the Investment Company Act. The investment advisory agreements between our Affiliates, (or their subsidiaries) and their non-registered investment company clients provide that there can be no “assignment,” as defined under the Advisers Act, of those agreements without the consent of the client. An assignment is generally defined to include direct assignments as well as assignments that may be deemed to occur, under certain circumstances, upon the direct or indirect transfer of a “controlling block” of the voting securities of the respective Affiliate.

If (i) the HNA Minority Sale, the other sales of ordinary shares by OM plc, any additional purchases of our ordinary shares by HNA or any future acquisition of a block of our voting securities by a third party, separately or together, were deemed an “assignment” of the underlying investment advisory and subadvisory agreements between our Affiliates (or their subsidiaries) and their clients under the Advisers Act and Investment Company Act and (ii) non-registered investment company clients do not consent to the assignment and/or registered investment company clients do not enter into new advisory agreements, our results of operations could be materially and adversely affected. In addition, current clients, prospective clients and consultants may be reluctant to commit to make new or additional investments with our Affiliates, or invest in funds sponsored or sub-advised by our Affiliates, for some period of time following the HNA Minority Sale or other sale, which may adversely affect our results of operations.

HNA has meaningful ability to influence our business.

HNA beneficially owns 24.95% of our outstanding ordinary shares. Additionally, HNA has the right to appoint two directors to our Board of Directors pursuant to the rights of HNA under the shareholder agreement with HNA that were assigned to HNA by OM plc, or the Shareholder Agreement. This concentration of ownership may have the effect of delaying or preventing a change in control of us or discouraging others from making tender offers for our ordinary shares. It also may make it difficult for other shareholders to replace management and may adversely impact the trading price of our ordinary shares because investors often perceive disadvantages in owning ordinary shares in companies with significant shareholders. HNA will continue to have the right to appoint two directors so long as it holds at least 20% of our outstanding ordinary shares and will have the right to appoint one director so long as it holds 7% of our outstanding ordinary shares.

Our ability to pay regular dividends to our shareholders is subject to the discretion of our Board of Directors and may be limited by our holding company structure and applicable provisions of the laws of England and Wales.

We target a dividend payout in the range of 25% of ENI, subject to maintaining a sustainable quarterly dividend per share. Any declaration of dividends will be at the discretion of our Board of Directors, and will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements and any other factors that our Board of Directors deems relevant in making such a determination. Under English law, we may only pay dividends out of our accumulated, realized profits, so far as not previously utilized by distribution or capitalization and provided that at the time of payment of the dividend, the amount of our net assets is not less than the total of our called-up share capital and undistributable reserves. In addition, as a holding company, we will be dependent upon the ability of our Affiliates to generate earnings and cash flows and distribute them to us so that we may pay dividends to our shareholders. The ability of our Affiliates to distribute cash to OMUS will be subject to their operating results, cash requirements and financial condition, the applicable provisions of governing law which may limit the amount of funds available for distribution, their compliance with covenants and financial ratios related to existing or future indebtedness, and their other agreements with third parties. As a consequence of these various limitations and restrictions, we may not be able to make, or may have to reduce or eliminate, the payment of dividends on our ordinary shares.

Risks Related to Investing in our Ordinary Shares

Our efforts to raise capital could be dilutive to our ordinary shareholders and could cause our share price to decline.

If we raise additional funds by issuing additional ordinary shares, dilution to our shareholders could result. If we raise additional funds by issuing additional debt securities, these additional debt securities may have rights, preferences and privileges senior to those of holders of our ordinary shares, and the terms of the additional debt securities issued could impose significant restrictions on our operations. A failure to obtain adequate funds may affect our ability to make acquisitions of new affiliates or to seed new products of existing Affiliates, and may have a material adverse effect on our business and financial condition.

Regulatory review of the HNA Minority Sale could impact our relationship with HNA and could negatively affect our share price.

In connection with the closing of the HNA Minority Sale, HNA will acquire an indirect interest in an operating subsidiary of Heitman LLC domiciled in Germany. As a result, the BaFin Federal Financial Supervisory Authority in Germany, or BaFin, may review the HNA Minority Sale. However, in August 2017, the Company executed a non-binding term sheet with an entity owned by senior professionals of Heitman LLC to sell OMAM's interest in Heitman for $110 million with an expected closing date around year-end, or the Heitman Sale. The Company has been informed that as a result of the Heitman Sale, the BaFin is not expected to review the HNA Minority Sale. However, in the event the Heitman Sale does not ultimately close, the BaFin may review the HNA Minority Sale. In the event the Bafin puts any restrictions on HNA’s indirect acquisition of an interest in Heitman's German domiciled subsidiary or otherwise affects Heitman’s business, it could negatively impact the Company and its relationship with a significant shareholder.

In addition, the Committee on Foreign Investment in the United States has the authority to review the HNA Minority Sale if it is deemed a “covered transaction” under Section 721 of the Defense Production Act of 1950, as amended, and all rules and regulations thereunder, or DPA. In the event that CFIUS reviews the HNA Minority Sale and at or prior to the completion of CFIUS review, CFIUS imposes any conditions or restrictions that limit or restrict HNA's involvement in our business, this could negatively impact the Company and its relationship with a significant shareholder. Moreover, if HNA sells, or there is a perception that it might sell a substantial amount of our ordinary shares in the public market, whether voluntarily or due to regulatory restrictions imposed by CFIUS or otherwise, the trading price of our ordinary shares could decline.

Future sales of our ordinary shares by us, HNA or other shareholders could cause our share price to decline.

If we, HNA or other shareholders sell, or indicate an intention to sell, or there is a perception that they might sell substantial amounts of our ordinary shares in the public market, the trading price of our ordinary shares could decline below the current trading level.

Sales by HNA or other shareholders or the possibility that these sales may occur also may make it more difficult for us to raise additional capital by selling equity securities in the future, at a time and price that we deem appropriate.

Pursuant to a registration rights agreement with HNA, we agreed to use our reasonable best efforts to file registration statements and prospectus supplements from time to time for the sale of ordinary shares held by HNA now or in the future. In addition, HNA has informed us that it has pledged certain of our ordinary shares as collateral in connection with a margin loan. We are not a party to the margin loan documents; however, a foreclosure on the pledged shares could materially and adversely affect the price of our ordinary shares. In addition, the pledged ordinary shares and margin loan could present an actual or perceived conflict of interest with respect to any employee or affiliate of HNA who may serve as a director on our Board of Directors.

We cannot predict the size of future issuances of our ordinary shares or the effect, if any, that future issuances and sales of our ordinary shares may have on the market price of our ordinary shares. Sales or distributions of substantial amounts of our ordinary shares, including shares issued in connection with an acquisition, or the perception that such sales or distributions could occur, may cause the market price of our ordinary shares to decline.

As a public company whose ordinary shares are publicly traded in the U.S., our management devotes substantial time to compliance with our public company legal and reporting obligations.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and are required to implement specific corporate governance practices and adhere to a variety of reporting requirements under the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley, and the related rules and regulations of the SEC, as well as the rules of the NYSE. The Exchange Act requires us to file annual, quarterly and current reports with respect to our business and financial condition. Our management and other personnel devote substantial time to compliance with our public company obligations. Moreover, these rules and regulations increase our legal and financial compliance costs and make some activities more time-consuming and costly.

In addition, Sarbanes-Oxley requires, among other things, that we maintain effective internal control over financial reporting and disclosure controls and procedures. In particular, commencing with our Annual Report on Form 10-K for fiscal year 2015, we have performed system and process evaluations and we have tested our internal control over financial reporting to allow management to report on the effectiveness of our internal control over financial reporting, as required by Section 404 of Sarbanes-Oxley, and obtain an auditor attestation as to the effectiveness of our internal controls.

Testing may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses. Our compliance with Section 404 has required that we incur additional accounting expense and expend additional management time on compliance-related issues. Moreover, if at any time we are not able to comply with the requirements of Section 404 in a timely manner, or if we identify deficiencies in our internal control over financial reporting that are deemed to be material weaknesses, the market price of our ordinary shares could decline, and we could be subject to sanctions or investigations by the NYSE, the SEC or other regulatory authorities, which would require additional financial and management resources.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	November 13, 2017	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on November 10, 2017